Exhibit 99.3

PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  IT MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

Sonus Networks, Inc.

$22,500,000	October 27, 2017 (the “Issue Date”)

Sonus Networks, Inc., a Delaware corporation (“Payor”), for value received, promises to pay to each person identified on Schedule I hereto (each, a “Payee”) the principal amount set forth opposite its name on Schedule I together with accrued interest thereon, calculated and payable as set forth below (together with any PIK Notes issued pursuant to Section 1.1 below, the “Note”).  The principal and interest on this Note is payable in lawful money of the United States of America in immediately available funds at such place in the United States as Payee may from time to time designate in writing to Payor.

This Note is made pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated May 23, 2017 by and among Sonus Networks Inc., Genband Holdings Company, Genband Inc., Genband II, Inc., the Payor and the other parties thereto, and is the “Promissory Note” referred to therein.  Payee is receiving this Note pursuant to the Merger Agreement.  All capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Merger Agreement.

1.                                      Payment of Principal and Interest

1.1                               Calculation and Payment of Interest.

Interest on the principal balance of this Note outstanding from time to time until paid in full in cash shall accrue at the rate equal to the Applicable Rate per annum, computed on the basis of a 360-day year, for the actual number of days elapsed, commencing on the date hereof.  “Applicable Rate” means, 7.5% on or before the date that is exactly six months after the Issue Date, and after the date that is exactly six months after the Issue Date means 10.0%.  Interest shall be payable quarterly in arrears, beginning on the last day of the first calendar quarter following the Issue Date and on the last date of each calendar quarter thereafter (each, an “Interest Payment Date”) until the Maturity Date; provided, however, that any amount of cash interest which is not paid on an Interest Payment Date as a result of a Payment Restriction or pursuant to Section 3 hereof shall be made either (i) by the issuance of a promissory note in a principal amount equal to interest accrued but not otherwise paid (by the issuance of a PIK Note or otherwise) on the principal amount hereof through and including such Interest Payment Date and otherwise having such terms and provisions that are the same as the terms and provisions of this Note (each such promissory note a “PIK Note”) and Payor shall be deemed to have issued a PIK Note for any such interest regardless of whether Payor shall have actually delivered any such PIK Note or (ii) by increasing the principal amount of this Note by the amount of such cash interest.   Payee, by its acceptance hereof, acknowledges (i) that Payor is contractually bound hereunder to pay cash interest only to the extent not prohibited by a Payment Restriction or by Section 3 hereof, (ii) that any cash interest not so paid shall be paid in the form of a PIK Note or by increasing the principal amount of this Note by the amount of such cash interest, and (iii) the failure to pay cash interest as a result of a Payment Restriction or pursuant to Section 3 hereof shall not constitute a default or Event of Default under this Note.

1.2                               Payment on Maturity Date.  The principal balance of, and any accrued and unpaid interest on, this Note (including, for the avoidance of doubt, the principal balance of and any accrued and unpaid interest on any PIK Note) shall be payable in cash on the third anniversary of the Issue Date the (“Maturity Date”).

1.3                               Prepayment.

(a)                                 Payor may, at its option at any time, without premium or penalty, prepay all or any portion of this Note.

(b)                                 Any prepayment of this Note shall be applied as follows:  first, to payment of accrued interest; and second, to payment of principal.  Upon any partial prepayment, at the request either of Majority Payees or Payor, this Note shall be surrendered to Payor in exchange for a substitute note, which shall set forth the revised principal amount but otherwise be identical to this Note.  In the event that this Note is prepaid in its entirety, this Note shall be surrendered to Payor for cancellation as a condition to any such prepayment.

1.4                               Payment Only on Business Days; Payments Free and Clear.  Any payment hereunder which, but for this Section 1.4, would be payable on a day which is not a Business Day, shall instead be due and payable on the Business Day next following such date for payment.  All payments hereunder shall be made free and clear of any deduction, withholding or offset and in immediately available funds, except to the extent otherwise required by applicable law.

2.                                      Events of Default

(a)                                 The following shall constitute “Events of Default” under this Note:

(i)                                     Failure by Payor to make any payment required under this Note when the same becomes due and payable (whether at maturity, by acceleration or otherwise); and with respect to the payment of any interest the continuation of such failure for a period of thirty (30) days thereafter;

(ii)                                  Payor voluntarily liquidates;

(iii)                               the Payor pursuant to or within the meaning of any Bankruptcy Law:

(A)                               commences a voluntary case or proceeding;

(B)                               consents to the entry of an order for relief against it in an involuntary case or proceeding;

(C)                               consents to the appointment of a Custodian of it or for all or substantially all of its property;

(D)                               makes a general assignment for the benefit of its creditors;

(E)                                admits in writing that it is generally unable to pay its debts as they become due;

(iv)                              a court of competent jurisdiction enters an order or decree (that remains unstayed and in effect for thirty (30) days) under any Bankruptcy Law that:

(A)                               is for relief against the Payor in an involuntary case or proceeding;

(B)                               appoints a Custodian of the Payor or for all or substantially all of Payor’s property; or

(C)                               orders the liquidation of Payor; or

(v)                                 a Change of Control.

(b)                                 Acceleration.  If an Event of Default specified in Section 2(a)(i) shall have occurred and be continuing and any Senior Indebtedness shall then be outstanding, subject to the provisions of Section 3 hereof, the Majority Payees may, at their option, by notice in writing to Payor and to the agents under the Senior Indebtedness Documents (the “Acceleration Notice”), declare the entire principal amount of this Note and the interest accrued thereon to be due and payable upon the earlier of (i) one hundred eighty (180) days after the receipt of the Acceleration Notice by Payor and the agents under the Senior Indebtedness Documents or (ii) an acceleration under any of the Senior Indebtedness Documents, and upon any such declaration the same shall become due and payable at such time.  If an Event of Default specified in Section 2(a)(i) shall have occurred and be continuing and no Senior Indebtedness shall then be outstanding, the Majority Payees may, at their option, declare the entire principal balance of this Note and the accrued and unpaid interest thereon to be due and payable upon the date which is five Business Days after the date of delivery by Payee to Payor of a written notice of acceleration, and upon any such declaration the same shall become due and payable at such time.  If any other Event of Default occurs, the principal balance of this Note and the accrued and unpaid interest thereon shall become due and payable immediately without any declaration or other act on the part of the Majority Payees and without presentment, demand, protest or other notice or action of any kind, all of which are hereby expressly waived.

If any Event of Default shall have occurred and be continuing, subject to the provisions of Section  3  hereof, the Majority Payees may proceed to protect and enforce their rights either by suit in equity or by action at law, or both, whether for specific performance of any provision of this Note or in aid of the exercise of any power granted to any Payee under this Note.

3.                                      Subordination

3.1                               Note Subordinated to Senior Indebtedness.  To the extent and in the manner hereinafter set forth in this Section 3, the indebtedness represented by this Note and the payment of the principal of and the interest on this Note and any claim for rescission of the purchase of this Note, and any claim which is the equivalent of or substitute for principal of or interest on this Note, for damages arising from the purchase of this Note or for reimbursement or contribution on account of such a claim, and all other payments with respect to or on account of this Note (collectively, the “Subordinated Debt”) are hereby expressly made subordinate and subject in right of payment to the prior payment in full in cash of all Senior Indebtedness then outstanding.  This Section 3 constitutes a continuing offer to all Persons who become holders of, or continue to hold, Senior Indebtedness, each of whom is an obligee hereunder and is entitled to enforce such holder’s rights hereunder, subject to the provisions hereof, without any act or notice of acceptance hereof or reliance hereon.  For purposes of this Section 3, Senior Indebtedness shall not be deemed to have been paid and shall be deemed to be outstanding in full until the termination of all commitments or other obligations by any holder thereof and unless all such holders shall have received payment in full in cash of all obligations under or in respect of Senior Indebtedness (including, without limitation, post-petition interest, if any).

3.2                               No Payment on Note in Certain Circumstances.

(a)                                 To the extent any payment hereunder is blocked by a Payment Restriction (or there occurs and is continuing a payment default or payment event of default under any Senior Indebtedness), no direct or indirect payment of any kind shall be made, asked for, demanded, accepted, received or retained with respect to principal, interest or other amounts due under the Note nor shall any holder thereof exercise any remedies with respect thereto.

(b)                                 Payee agrees that, so long as payments or distributions for or on account of the Subordinated Debt are not permitted pursuant to this Section 3, Payee will not take, sue for, ask or demand from Payor payment of all or any amounts under or in respect of this Note, or commence, or join with any creditor other than the holders of Senior Indebtedness and their agents in commencing, directly or indirectly cause Payor to commence, or assist Payor in commencing, any proceeding referred to in Section 3.3, and Payee shall not take or receive from Payor, directly or indirectly or on its behalf, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any amounts under or in respect of the Subordinated Debt.  In the event that notwithstanding the foregoing provisions of this Section 3.2, any payment or distribution of any kind or character, whether in cash, property or securities, shall be received by Payee by or on account of or in respect of the Subordinated Debt while a Payment Restriction exists or while payments or distributions for or on account of the Subordinated Debt are otherwise not permitted pursuant to this Section 3, such payment or distribution shall be received and held in trust for, and shall be paid over (in the same form as so received, to the extent practicable, and with any necessary endorsement) to the holders of the Senior Indebtedness remaining unpaid or their representative or representatives, or to the trustee or trustees under any such indenture or agreement under which any Senior Indebtedness may have been issued, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of Senior Indebtedness, until all Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

3.3                               Dissolution; Liquidation; Bankruptcy; Acceleration.  In the event of (i) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar proceeding in connection therewith, relative to the Payor or any of its assets, or (ii) any liquidation, dissolution or other winding up of the Payor, whether voluntary or involuntary or whether or not involving insolvency or bankruptcy, or (iii) any assignment for the benefit of creditors or any other marshalling of assets or liabilities of the Payor, or (iv) the acceleration of the Senior Indebtedness by reason of the occurrence of a default or an event of default thereunder:

(a)                                 The holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness before any direct or indirect payment may be made for or on account of payments under or in respect of the Subordinated Debt, whether in cash, property or securities of any kind;

(b)                                 Any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution that may be payable by reason of any other indebtedness of Payor being subordinated to payment of the Subordinated Debt), to which Payee would be entitled except for the provisions of this Section 3, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture or other agreement under which any of such Senior Indebtedness may have been issued for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness;

(c)                                  The holders of Senior Indebtedness are hereby irrevocably authorized and empowered (in their own names or in the name of Payee or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in paragraph (b) above and to file (but not vote) claims and proofs of claim as they may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the holders of Senior Indebtedness hereunder.

(d)                                 Payee shall duly and promptly take such action as the holders of Senior Indebtedness may reasonably request to execute and deliver to the holders of Senior Indebtedness such powers of attorney, assignments, or other instruments as the holders of Senior Indebtedness may request in order to enable the holders of Senior Indebtedness to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the amounts owing under the Subordinated Debt.

(e)                                  In the event that, any payment or distribution of any kind or character, whether in cash, property or securities (including any payment or distribution that may be payable by reason of any other indebtedness of Payor being subordinated to payment of the Subordinated Debt), shall be received by Payee for or on account of or in respect of the Subordinated Debt in contravention of this Section 3.3 before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for, and shall be paid over (in the same form as so received, to the extent practicable, and with any necessary endorsement) to the holders of the Senior Indebtedness remaining unpaid or their representative or representatives, or to the trustee or trustees under any such indenture or agreement under which any Senior Indebtedness may have been issued, for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for the payment or prepayment of Senior Indebtedness, until all Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

3.4                               Subrogation.  Upon the final payment in full in cash of all Senior Indebtedness, Payee shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of Payor applicable to the Senior Indebtedness until the principal of and interest on and all other amounts payable under the Subordinated Debt shall be paid in full in cash, and for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which Payee would be entitled except for the provisions of this Section 3 and no payment pursuant to the provisions of this Section 3 to the holders of Senior Indebtedness by Payee shall, as between Payor, its creditors other than holders of Senior Indebtedness, and Payee, be deemed to be a payment by Payor to or on account of the Senior Indebtedness.  It is understood that the provisions of this Section 3 are and are intended solely for the purpose of defining the relative rights of Payee, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

3.5                               Obligations of Payor Unconditional.  Nothing contained in this Section 3 or elsewhere in this Note is intended to or shall impair, as among Payor, its creditors (other than the holders of Senior Indebtedness) and Payee, the obligation of Payor, which is absolute and unconditional, to pay to Payee the principal of and interest on and all other amounts due under this Note in accordance with its terms, or is intended to or shall affect the relative rights of Payee and creditors of Payor (other than the holders of the Senior Indebtedness), nor shall anything herein prevent Payee from exercising all remedies otherwise permitted by applicable law upon default under this Note, subject to the provisions of this Section 3 and to the rights of holders of Senior Indebtedness to receive distributions and payments otherwise payable to Payee.

3.6                               Reliance on Judicial Order or Certificate of Liquidating Agent.  Upon any payment or distribution of assets of Payor referred to in this Section 3, Payee shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to Payee, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of Payor, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to Section 3 of this Note.

3.7                               Subordination Rights Not Impaired by Acts or Omissions of Payor or Holders of Senior Indebtedness.  No right of any present or future holders of any Senior Indebtedness to enforce subordination as provided herein will at any time in any way be prejudiced or impaired by any act or failure to act on the part of Payor or by any act or failure to act by any such holder, or by any act, failure to act or noncompliance by Payor, the holders of Senior Indebtedness or their respective agents with the terms of this Note, regardless of any knowledge thereof which any such holder or Payor may have or otherwise be charged with.  No amendment, waiver or other modification of this Note shall in any way adversely affect the rights of the holders of any Senior Indebtedness under this Section 3 unless such holders of Senior Indebtedness consent in writing to such amendment, waiver or modification.  The provisions of this Section 3 are intended for the benefit of and shall be enforceable directly by the holders of the Senior Indebtedness.

3.8                               Further Assurances.  Payee and Payor each will, at Payor’s expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the holders of Senior Indebtedness may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the holders of Senior Indebtedness to exercise and enforce their rights and remedies hereunder.

3.9                               Agreements in Respect of Subordinated Debt.

Payor agrees that it will not make any payment for or on account of or in respect of this Note, or take any other action, in contravention of the provisions of this Section 3.

3.10                        Obligations Hereunder Not Affected.  All rights and interests of the holders of Senior Indebtedness hereunder, and all agreements and obligations of Payee and Payor under this Section 3, shall remain in full force and effect irrespective of:

(i)                                     any lack of validity or enforceability of any present or future guaranty of the Credit Agreement or any other Senior Indebtedness Document;

(ii)                                  any change in the time, manner or place of payment of, or in any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any successor agreement or any other Senior Indebtedness Document, including, without limitation, any increase in the Senior Indebtedness resulting from the extension of additional credit to Payor or any of its Subsidiaries or otherwise;

(iii)                               any taking, exchange, release or non-perfection of any other collateral, or any taking, release, amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness;

(iv)                              any manner of application of collateral, or proceeds thereof, to all or any of the Senior Indebtedness, or any manner of sale or other disposition of any collateral for all or any of the Senior Indebtedness or any other assets of Payor or any of its Subsidiaries;

(v)                                 any change, restructuring or termination of the corporate structure or existence of Payor or any of its Subsidiaries; or

(vi)                              any other circumstance which might otherwise constitute a defense available to, or a discharge of, Payor or a subordinated creditor.

The provisions of this Section 3 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by the holders of Senior Indebtedness upon the insolvency, bankruptcy or reorganization of Payor or otherwise, all as though such payment had not been made.

3.11                        Waiver.  Payee hereby waives promptness, diligence and notice of acceptance with respect to any of the Senior Indebtedness and this Section 3 and any requirement that the holders of Senior Indebtedness protect, secure, perfect or insure any security interest or lien on any property subject thereto or exhaust any right or take any action against Payor or any other person or entity or any collateral.

3.12                        No Waiver; Remedies.  No failure on the part of the holders of Senior Indebtedness to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.  The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

3.13                        Continuing Agreement; Assignments Under Senior Indebtedness Agreements.  The provisions of this Section 3 constitute a continuing agreement and shall (i) remain in full force and effect until the earlier of (x) the date the obligations under this Note are satisfied in full in accordance with this Section 3 and (y) the date that is six months or such shorter period as the holders of a majority of the Senior Indebtedness may agree after the indefeasible payment in full in cash of the Senior Indebtedness, (ii) be binding upon Payee, Payor and their respective successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the holders of Senior Indebtedness and their successors, transferees and assigns.  Without limiting the generality of the foregoing clause (iii), the holders of Senior Indebtedness may assign or otherwise transfer all or any portion of their rights and obligations under the Credit Agreement or any other Senior Indebtedness Document, as applicable, to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the holders of Senior Indebtedness herein or otherwise.

4.                                      Certain Definitions

“Bankruptcy Law” means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

“Business Day” means each day other than Saturdays, Sundays and days when commercial banks are authorized or required by law to be closed for business in New York, New York.

“Change of Control” means the occurrence of any of the following: (i) Payor ceases to beneficially and of record own directly or indirectly and control at least 97.5% of the equity interests (other than director’s qualifying shares, and the like, that may be required by applicable law) of each of its subsidiaries that it owns on the date hereof; provided that any issuance, grant, sale or other change in equity ownership of a subsidiary that would cause such ownership to fall under the 2.5% threshold to avoid a Change of Control must be reviewed and approved by a simple majority of the Board of Directors of Payor; (ii) all or substantially all of the Payor’s assets are, directly or indirectly, sold to any Person or related group of Persons; (iii) the consummation of one or more transactions (excluding any transaction involving only the sale of equity interests by a Payee and its Affiliates (and no other Person), but including, for the avoidance of doubt, mergers and tenders offers) the result of which is that the Payee and their Affiliates cease to directly or indirectly own and control, beneficially and of record, at least 45.0% of the equity interests of the Payor; (iv) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended), other than one or more of the Payees and their Affiliates, is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act of 1934, as amended, except that for purposes of this clause such person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the equity interests of Payor; or (v) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of Payor (together with any new directors whose election to such Board of Directors or whose nomination for election was approved by a vote of a majority of the members of the Board of Directors of Payor) cease for any reason to constitute a majority of the Board of Directors of Payor.

“Credit Agreement” means the Credit Agreement first dated as of July 1, 2016, by and among GENBAND Holdings Company, as a guarantor, GENBAND US LLC, as U.S. borrower, GENBAND Ireland Limited, as Irish borrower, Silicon Valley Bank, as Administrative Agent, Issuing Lender and Swingline Lender, and the other lenders from time to time party thereto, as amended.

“Custodian” means any receiver, trustee, assignee, liquidator, sequestrator or similar office under any Bankruptcy Law.

“Event of Default” means any of the occurrences specified under Section 2 of this Note.

“Majority Payees” means one or more Payees entitled to a majority of the aggregate principal amount then owing under this Note.

“Payment Restriction” means the Payor is prohibited by the terms of the Senior Indebtedness from making any applicable payment on this Note.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Senior Indebtedness” means (i) indebtedness incurred pursuant to or secured by the Credit Agreement, whether now owing or hereafter incurred, and (ii) any indebtedness incurred to refinance, replace or otherwise restructure all or any part of any indebtedness described in clause (i) above or this clause (ii) whether by the same or any other agent, lender, debtholder or group of lenders or debtholders, including any new facility entered into after the termination of any debt facility, whether or not contemporaneous.

“Senior Indebtedness Documents” means the Credit Agreement, any other note, agreement, indenture, mortgage, guaranty, pledge, security agreement or instrument evidencing or securing Senior Indebtedness or pursuant to which Senior Indebtedness is incurred, in each case as such agreement or document may be amended, modified or supplemented from time to time, including without limitation any agreement or document extending the maturity of, increasing the aggregate commitments under, or refinancing, replacing or otherwise restructuring all or any part of indebtedness under such agreement or document or any replacement or successor agreement or document and whether by the same or any other agent, lender or group of lenders.

5.                        Miscellaneous

5.1                               Section Headings.  The section headings contained in this Note are for reference purposes only and shall not affect the meaning or interpretation of this Note.

5.2                               Amendment and Waiver.  Subject to Section 5.10 hereof, no provision of this Note may be amended or waived unless Payor shall have obtained the written agreement of the Majority Payees and (unless there is no Senior Indebtedness outstanding and no commitments outstanding under the Credit Agreement and/or any other Senior Indebtedness Document) the holders of all of Senior Indebtedness.  No failure or delay in exercising any right, power or privilege hereunder shall imply or otherwise operate as a waiver of any rights of Payee, nor shall any single or partial exercise thereof preclude any other or future exercise thereof or the exercise of any other right, power or privilege.

5.3                               Successors, Assigns and Transferors.  This Note may not be assigned or transferred by Payee to any competitor, customer or supplier of Payor or any of its subsidiaries.

Subject to the foregoing, this note may be assigned or transferred by Payee provided that any such transfer complies with all applicable federal and state securities laws.  Subject to the foregoing, the obligations of Payor and Payee under this Note shall be binding upon, and inure to the benefit of, and be enforceable by, Payor and Payee, and their respective successors and permitted assigns, whether or not so expressed.

5.4                               Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any conflicts of laws principles thereof that would otherwise require the application of the law of any other jurisdiction.  Any proceeding to enforce, interpret, challenge the validity of, or recover for the breach of any provision of, this Note shall be filed exclusively in the United States District Court for the Southern District of New York or the state courts located in the State of New York, and the parties hereto expressly consent to the exclusive jurisdiction of such courts and expressly waive any and all objections to personal jurisdiction, service of process or venue in connection therewith.  Final judgment in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment.  Payor hereby acknowledges that this Note constitutes an instrument for the payment of money, and consents and agrees that the Majority Payees, at their sole option, in the event of a dispute in the payment of any moneys due hereunder, shall have the right to bring a motion-action under New York CPLR Section 3213.  Nothing in this Section 5.4 shall affect the right of the Majority Payees to (i) commence legal proceedings or otherwise sue Payor in any other court having jurisdiction over Payor or (ii) serve process upon Payor in any manner authorized by the laws of any such jurisdiction.

5.5                               Lost, Stolen, Destroyed or Mutilated Note.  Upon receipt of evidence reasonably satisfactory to Payor of the loss, theft, destruction or mutilation of this Note and of indemnity arrangements reasonably satisfactory to Payor from or on behalf of the holder of this Note, and upon surrender or cancellation of this Note if mutilated, Payor shall make and deliver a new note of like tenor in lieu of such lost, stolen, destroyed or mutilated Note, at Payee’s expense.

5.6                               Waiver of Presentment, Etc.  Except as otherwise provided herein, presentment, demand, protest, notice of dishonor and all other demands and notices are hereby expressly waived by Payor.

5.7                               Usury.  Nothing contained in this Note shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate legally enforceable.  If the rate of interest called for under this Note at any time exceeds the maximum rate legally enforceable, the rate of interest required to be paid hereunder shall be automatically reduced to the maximum rate legally enforceable.  If such interest rate is so reduced and thereafter the maximum rate legally enforceable is increased, the rate of interest required to be paid hereunder shall be automatically increased to the lesser of the maximum rate legally enforceable and the rate otherwise provided for in this Note.

5.8                               Notices.  Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and shall be deemed given when received and shall be (i) delivered personally or (ii) mailed by certified mail, postage prepaid, return receipt requested or (iii) delivered by FedEx or a similar overnight courier or (iv) sent via facsimile transmission to the fax number given below, as follows:

If to a Payor, addressed to:

Sonus Networks, Inc.

4 Technology Park Dr.

Westford, Massachusetts 01886

Attention:  General Counsel

Email:  jsnider@sonusnet.com

Facsimile: (978) 614-8913

If to Payee, addressed to the address set forth on Schedule I:

or to such other place and with such other copies as either party may designate as to itself by written notice to the other party.

In the event that any notice under this Note is required to be made on or as of a day which is not a Business Day, then such notice shall not be required to be made until the first day thereafter which is a Business Day.

5.9                               Representations and Warranties of Payor.  Payor hereby represents and warrants to Payee that: (a) Payor is duly organized, validly existing and in good standing under the laws of the State of Delaware; (b) Payor has duly authorized, executed and delivered this Note; and (c) this Note constitutes a legally valid and binding obligation of Payor, enforceable against Payor in accordance with its terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors and the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law, and the discretion of the court before which any proceeding therefor may be brought.

5.10                        Representations and Warranties of Payee.  Each Payee represents and warrants to Payor as follows:  such Payee is acquiring such Payee’s interest in this Note for such Payee’s own account and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”); such Payee has no present or contemplated agreement, undertaking, arrangement, obligation or commitment providing for the disposition of this Note or any interest herein; such Payee is experienced in evaluating companies such as Payor and its subsidiaries, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the financial wherewithal to suffer the total loss of its investment in this Note; such Payee has not taken any of the actions set forth in, and is not otherwise subject to, the disqualification provisions of Rule 506(d)(1) under the Securities Act; and such Payee acknowledges that this Note is being issued pursuant to the exemption from registration afforded by Section 4 of the Securities Act in reliance on the representations of such Payee set forth herein.

5.11                        Actions by Majority Payees.  Subject to the provisions of this Section 5.10, Majority Payees and Payor may enter into agreements for the purpose of adding or modifying provisions of the Note or changing in any manner the rights of the Payees or Payor hereunder or waiving any default or Event of Default hereunder and no amendment or modification of this Note shall be effective without the consent of Majority Payees and Payor; provided, however, that no change may be made to this Note which would either modify the subordination provisions hereof or would otherwise adversely affect the rights of the holders of Senior Indebtedness without the written consent, prior to the indefeasible repayment thereof in full in cash, of the holders of a majority of Senior Indebtedness outstanding at such time.

5.12                        Fees.  Payor agrees to pay all costs (including attorney’s and paralegal fees and expenses) incurred or paid by Payee in enforcing collection of the Note.

[signature pages follow]

IN WITNESS WHEREOF, Payor has executed and delivered this Note as of the date hereinabove first written.

Sonus Networks, Inc.

By:	/s/ Raymond P. Dolan
Name:	Raymond P. Dolan
Title:	President and CEO

Accepted and Agreed to:

Core Capital Partners, L.P.

By:	/s/ Randolph S. Klueger
Name:	Randolph S. Klueger
Title:	CFO

[Signature Page to Promissory Note]

Accepted and Agreed to:

Force V Partners LLP

By:	/s/ Denis A. Seynhaeve
Name:	Denis A. Seynhaeve
Title:	Managing Partner

[Signature Page to Promissory Note]

Accepted and Agreed to:

Heritage PE (OEP) III, L.P.

By:	OEP General Partner III, L.P., its General Partner

By:	JPMC Heritage Parent LLC, its General Partner

By:	/s/ Richard W. Smith
Name:	Richard W. Smith
Title:	President

[Signature Page to Promissory Note]

Accepted and Agreed to:

OEP III Co-Investors, L.P.

By:	OEP Co-Investors Management III, Ltd., its General Partner

By:	/s/ Richard W. Smith
Name:	Richard W. Smith
Title:	President

[Signature Page to Promissory Note]

Accepted and Agreed to:

By:	/s/ Joseph Santiago
Name:	Joseph Santiago

[Signature Page to Promissory Note]

Accepted and Agreed to:

Minotaur LLC

By:	/s/ Mark J. Levine
Name:	Mark J. Levine
Title:	Managing Member

[Signature Page to Promissory Note]

Accepted and Agreed to:

OEP II Partners Co-Invest, L.P.

By:	/s/ Richard M. Cashin
Name:	Richard M. Cashin
Title:	Director

[Signature Page to Promissory Note]